UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 18, 2023

ALSP ORCHID ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-41086	N/A
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2815 Eastlake Avenue East, Suite 300 Seattle, WA 98102	98102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (206) 957-7300

N/A

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares, $0.0001 par value, and on-half of one redeemable warrant	ALORU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	ALOR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	ALORW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On August 17, 2023, the board of directors (the “Board”) of ALSP Orchid Acquisition Corporation I (the “Company”) approved a three-month extension of the time period during which the Company may consummate an initial business combination (such time period, the “Business Combination Period” and such extension, the “Extension”). In connection with the Extension, on August 18, the Company caused to be deposited into the trust account that the Company established in connection with its initial public offering (such offering, the “IPO” and such account, the “Trust Account”) an aggregate amount of $199,632.70 (the “Extension Payment”), or $0.10 per outstanding Class A Ordinary Share included in the units sold as part of the IPO (the “Public Shares”). The Extension Payment was funded by an unrelated third party pursuant to an agreement with ALSP Orchid Sponsor LLC, the Company’s sponsor, and no financial obligation accrued to the Company as a result of the Extension or the Extension Payment.

The Extension is the first of two three-month extensions permitted under the Company’s second amended and restated memorandum and articles of association (the “A&R Memorandum and Articles”) adopted by the Company’s shareholders at the Company’s extraordinary general meeting held on February 17, 2023. Pursuant to the A&R Memorandum and Articles, the Company may extend the Business Combination Period in up to two separate instances, by an additional three months each, by depositing into the Trust Account for any three-month extension an amount equal to $0.10 per Public Share.

The Extension extends the date by which the Company must complete an initial business combination from August 23, 2023 to November 23, 2023. The Company may further extend the expiration date of the Business Combination Period by an additional three months by making another Extension Payment, and such date will also automatically be extended by three months if the Company files a Form 8-K including a definitive merger or acquisition agreement for an initial business combination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2023

ALSP ORCHID ACQUISITION CORPORATION I

By:	/s/ Thong Q. Le
Name:	Thong Q. Le
Title:	Chief Executive Officer